Exhibit 21.1

Original Name of Subsidiary	New Name of Subsidiary(1)	State of Incorporation
ARC Hospitality Portfolio I TRS Holdco, LLC	HIT Portfolio I TRS Holdco, LLC	Delaware
ARC Hospitality Portfolio I TRS, LLC	HIT Portfolio I TRS, LLC	Delaware
ARC Hospitality Portfolio I HIL TRS, LLC	HIT Portfolio I HIL TRS, LLC	Delaware
ARC Hospitality Portfolio I MCK TRS, LLC	HIT Portfolio I MCK TRS, LLC	Delaware
ARC Hospitality Portfolio I MISC TRS, LLC	HIT Portfolio I MISC TRS, LLC	Delaware
ARC Hospitality Portfolio I DEKS TRS, LLC	HIT Portfolio I DEKS TRS, LLC	Delaware
ARC Hospitality Portfolio I KS TRS, LLC	HIT Portfolio I KS TRS, LLC	Kansas
ARC Hospitality Portfolio I NTC TRS GP, LLC	HIT Portfolio I NTC TRS GP, LLC	Delaware
ARC Hospitality Portfolio I NTC HIL TRS, LP	HIT Portfolio I NTC HIL TRS, LP	Delaware
ARC Hospitality Portfolio I NTC TRS, LP	HIT Portfolio I NTC TRS, LP	Delaware
ARC Hospitality Portfolio I Concessions, LLC	HIT Portfolio I Concessions, LLC	Delaware
ARC Hospitality Portfolio I TX Management, LLC	HIT Portfolio I TX Management, LLC	Delaware
ARC Hospitality Portfolio I TX Holdings, LLC	HIT Portfolio I TX Holdings, LLC	Delaware
ARC Hospitality Portfolio I TX Beverage Company, LLC	HIT Portfolio I TX Beverage Company, LLC	Delaware
American Realty Capital Hospitality Operating Partnership, L.P.	Hospitality Investors Trust Operating Partnership, L.P.	Delaware
American Realty Capital Hospitality Portfolio Member, LP	HIT Portfolio Member, LP	Delaware
ARC Hospitality Portfolio I Holdco, LLC	HIT Portfolio I Holdco, LLC	Delaware
ARC Hospitality Portfolio I Mezz, LP	HIT Portfolio I Mezz, LP	Delaware
ARC Hospitality Portfolio I Owner, LLC	HIT Portfolio I Owner, LLC	Delaware
ARC Hospitality Portfolio I BHGL Owner, LLC	HIT Portfolio I BHGL Owner, LLC	Delaware
ARC Hospitality Portfolio I PXGL Owner, LLC	HIT Portfolio I PXGL Owner, LLC	Delaware
ARC Hospitality Portfolio I GBGL Owner, LLC	HIT Portfolio I GBGL Owner, LLC	Delaware

Exhibit 21.1

ARC Hospitality Portfolio I NFGL Owner, LLC	HIT Portfolio I NFGL Owner, LLC	Delaware
ARC Hospitality Portfolio I MBGL1000 Owner, LLC	HIT Portfolio I MBGL 1000 Owner, LLC	Delaware
ARC Hospitality Portfolio I MBGL950 Owner, LLC	HIT Portfolio I MBGL 950 Owner, LLC	Delaware
ARC Hospitality Portfolio I NTC Owner, LP	HIT Portfolio I NTC Owner, LP	Delaware
ARC Hospitality Portfolio I DLGL Owner, LP	HIT Portfolio I DLGL Owner, LP	Delaware
ARC Hospitality Portfolio I SAGL Owner, LP	HIT Portfolio I SAGL Owner, LP	Delaware
American Realty Capital Hospitality Portfolio Member GP, LLC	HIT Portfolio Member GP, LLC	Delaware
ARC Hospitality Portfolio I Mezz GP, LLC	HIT Portfolio I Mezz GP, LLC	Delaware
ARC Hospitality Portfolio I NTC Owner GP, LLC	HIT Portfolio II NTC Owner GP, LLC	Delaware
ARC Hospitality Portfolio II TRS Holdco, LLC	HIT Portfolio II TRS Holdco, LLC	Delaware
ARC Hospitality Portfolio II TRS, LLC	HIT Portfolio II TRS, LLC	Delaware
ARC Hospitality Portfolio II HIL TRS, LLC	HIT Portfolio II HIL TRS, LLC	Delaware
ARC Hospitality Portfolio II MISC TRS, LLC	HIT Portfolio II MISC TRS, LLC	Delaware
ARC Hospitality Portfolio II NTC TRS GP, LLC	HIT Portfolio II NTC TRS GP, LLC	Delaware
ARC Hospitality Portfolio II NTC HIL TRS, LP	HIT Portfolio II NTC HIL TRS, LP	Delaware
ARC Hospitality Portfolio II NTC TRS, LP	HIT Portfolio II NTC TRS, LP	Delaware
ARC Hospitality Portfolio II Concessions, LLC	HIT Portfolio II Concessions, LLC	Delaware
ARC Hospitality Portfolio II TX Management, LLC	HIT Portfolio II TX Management, LLC	Delaware
ARC Hospitality Portfolio II TX Holdings, LLC	HIT Portfolio II TX Holdings, LLC	Delaware
ARC Hospitality Portfolio II TX Beverage Company, LLC	HIT Portfolio II TX Beverage Company, LLC	Delaware
ARC Hospitality Portfolio II Holdco, LLC	HIT Portfolio II Holdco, LLC	Delaware
ARC Hospitality Portfolio II Mezz, LP	HIT Portfolio II Mezz, LP	Delaware
ARC Hospitality Portfolio II Owner, LLC	HIT Portfolio II Owner, LLC	Delaware
ARC Hospitality Portfolio II Mezz GP, LLC	HIT Portfolio I Mezz GP, LLC	Delaware

Exhibit 21.1

ARC Hospitality Portfolio II NTC Owner GP, LLC	HIT Portfolio II NTC Owner GP, LLC	Delaware
ARC Hospitality Portfolio II NTC Owner, LP	HIT Portfolio II NTC Owner, LP	Delaware
ARC Hospitality Baltimore, LLC	HIT Baltimore, LLC	Delaware
ARC Hospitality Providence, LLC	HIT Providence, LLC	Delaware
ARC Hospitality Stratford, LLC	HIT Stratford, LLC	Delaware
ARC Hospitality GA Tech, LLC	HIT GA Tech, LLC	Delaware
ARC Hospitality TRS Holding, LLC	HIT TRS Holding, LLC	Delaware
ARC Hospitality TRS Baltimore, LLC	HIT TRS Baltimore, LLC	Delaware
ARC Hospitality TRS Providence, LLC	HIT TRS Providence, LLC	Delaware
ARC Hospitality TRS Stratford, LLC	HIT TRS Stratford, LLC	Delaware
ARC Hospitality TRS GA Tech, LLC	HIT TRS GA Tech, LLC	Delaware
CHRI Blacksburg Hotel (A/H) Minority Holding, LLC	No change	Delaware
BSE/AH Blacksburg Hotel, L.L.C.	No change	Virginia
CHRI Virginia Beach Hotel (A/H) Minority Holding, LLC	No change	Delaware
TCA Block 7 Hotel, L.L.C.	No change	Virginia
BSE/AH Blacksburg Hotel Operator, LLC	No change	Virginia
ARC Hospitality TRS Blacksburg, LLC	HIT TRS Blacksburg, LLC	Delaware
ARC Hospitality SWN Owner Holdco, LLC	HIT SWN Owner Holdco, LLC	Delaware
ARC Hospitality SWN CRS NTC TRS, LP	HIT SWN CRS NTC TRS LP	Delaware
ARC Hospitality NBL NTC Owner GP, LLC	HIT NBL NTC Owner GP, LLC	Delaware
ARC Hospitality NBL MNTCA001 Owner, LP	HIT NBL MNTCA001 Owner, LP	Delaware
ARC Hospitality NBL HH ATLGA Owner, LLC	HIT NBL HH ATLGA Owner, LLC	Delaware
ARC Hospitality NBL HYP SCHIL Owner, LLC	HIT NBL HYP SCHIL Owner, LLC	Delaware
American Realty Capital Hospitality Portfolio NBL, LLC	HIT Portfolio NBL, LLC	Delaware
ARC Hospitality SWN INT NTC TRS, LP	HIT SWN INT NTC TRS LP	Delaware

Exhibit 21.1

ARC Hospitality SWN TRS, LLC	HIT SWN TRS, LLC	Delaware
ARC Hospitality SWN TRS Holding, LLC	HIT SWN TRS Holding, LLC	Delaware
ARC HOSPITALITY SMT CY FLGAZ Owner, LLC	HIT SMT CY FLGAZ Owner, LLC	Delaware
American Realty Capital Hospitality Portfolio SMT, LLC	HIT Portfolio SMT, LLC	Delaware
ARC Hospitality SMT NTC Owner GP, LLC	HIT SMT NTC Owner GP, LLC	Delaware
ARC Hospitality SMT BTRLA001 Owner, LLC	HIT SMT BTRLA001 Owner, LLC	Delaware
ARC Hospitality SMT MDFOR001 Owner, LLC	HIT SMT MDFOR001 Owner, LLC	Delaware
ARC Hospitality SMT FIS BTRLA Owner, LLC	HIT SMT FIS BELWA Owner, LLC	Delaware
ARC Hospitality SMT FTWIN001 Owner, LLC	HIT SMT FTWIN001 Owner, LLC	Delaware
ARC Hospitality SMT RI FTWIN Owner, LLC	HIT SMT RI FTWIN Owner, LLC	Delaware
ARC Hospitality SMT SHS BTRLA Owner, LLC	HIT SMT SHS BTRLA Owner, LLC	Delaware
ARC Hospitality SWN NTC TRS GP, LLC	HIT SWN NTC TRS GP, LLC	Delaware
ARC Hospitality SMT FIS SPKWA Owner, LLC	HIT SMT FIS SPKWA Owner, LLC	Delaware
ARC Hospitality SMT FIS DENCO Owner, LLC	HIT SMT FIS DENCO Owner, LLC	Delaware
ARC Hospitality SMT FIS BELWA Owner, LLC	HIT SMT FIS BELWA Owner, LLC	Delaware
ARC Hospitality SMT FTCCO001 Owner, LLC	HIT SMT FTCCO001 Owner, LLC	Delaware
ARC Hospitality SMT FTCCO002 Owner, LLC	HIT SMT FTCCO002 Owner, LLC	Delaware
ARC Hospitality SMT SHS DENCO Owner, LLC	HIT SMT SHS DENCO Owner, LLC	Delaware
ARC Hospitality NBL CY CBSOH Owner, LLC	HIT NBL CY CBSOH Owner, LLC	Delaware
ARC Hospitality SMT SHS FLGAZ Owner, LLC	HIT SMT SHS FLGAZ Owner, LLC	Delaware
ARC Hospitality SMT TPS BTRLA Owner, LLC	HIT SMT TPS BTRLA Owner, LLC	Delaware
ARC Hospitality SMT ELPTX001 Owner, LP	HIT SMT ELPTX001 Owner, LP	Delaware
___________________________
(1) All name changes became effective on March 31, 2017.